UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 29, 2007

Apollo Group, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Arizona	0-25232	86-0419443
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4615 East Elwood Street, Phoenix, Arizona		85040
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(480) 966-5394

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously reported by Apollo Group, Inc. (the "Company"), the Nasdaq Listing and Hearings Council (the "Listing Council") issued a stay of delisting on December 22, 2006, pending further review of the Nasdaq Listing and Qualifications Panel’s December 20, 2006 decision to delist and suspend trading of the Company’s securities on The Nasdaq Stock Market for failure to comply with the filing requirement, as set forth in Nasdaq Marketplace Rule 4310(c)(14) (the "Delisting Decision"). The Company submitted in writing additional information for the Listing Council’s consideration by a letter dated February 2, 2007.

On March 29, 2007, the Company was informed by the Listing Council that it had concluded its review of the Delisting Decision. In its decision dated March 29, 2007, the Listing Council confirmed its prior decision and determined to exercise its discretionary authority, under Nasdaq Marketplace Rule 4802(b), to grant the Company an exception to demonstrate compliance with all of the Nasdaq’s continued listing requirements until May 25, 2007. If by the close of business on May 25, 2007 the Company is not in compliance with Nasdaq Marketplace Rule 4310(c)(14), the Company’s securities will be suspended at the opening of business on May 29, 2007.

As previously reported, the Company notified the Nasdaq Listing and Qualifications Panel that the Company would be unable to file its quarterly report on Form 10-Q for the quarter ended May 31, 2006, its annual report on Form 10-K for the fiscal year ended August 31, 2006, and all required restatements, by the December 29, 2006 deadline set forth in the Nasdaq Listing and Qualifications Panel’s September 20, 2006 decision letter. As previously reported, the Company was unable to file its quarterly report on Form 10-Q for the quarter ended November 30, 2006 by the required filing date of January 9, 2007. While the Company does not expect to timely file its quarterly report on Form 10-Q for the quarter ended February 28, 2007, the Company is diligently working on the restatement of its financial statements and currently intends to file its delinquent reports by April 30, 2007.

A copy of the press release announcing the Company’s receipt of the Listing Council’s decision dated March 29, 2007, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is filed herewith:

Exhibit Number
Description

99.1 Press Release issued by Apollo Group, Inc., dated April 4, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apollo Group, Inc.

April 4, 2007	By:	/s/ Brian Mueller

Name: Brian Mueller
Title: President

Apollo Group, Inc.

April 4, 2007	By:	/s/ Joseph L. D'Amico

Name: Joseph L. D'Amico
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release issued by Apollo Group, Inc., dated April 4, 2007.